EXHIBIT 32.1

SARBANES-OXLEY SECTION 906 CERTIFICATION

In connection with the Quarterly Report of United Surgical Partners International, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2006 as filed with the Securities and Exchange Commission (the “Report”), I, William H. Wilcox, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  William H. Wilcox
William H. Wilcox
President and Chief Executive Officer

May 9, 2006

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and
Exchange Commission or its staff upon request.